Summary Prospectus January 25, 2010 As Amended September 24, 2010
ICON Financial Fund

Class A Shares:	Ticker: ICFAX
Class C Shares:	Ticker: ICOCX
Class S Shares:	Ticker: ICFSX

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at www.iconfunds.com. You can also get this information at no cost by calling 1-800-764-0442, by sending an email request to fulfillment@iconadvisers.com, or by asking any financial advisor, bank or broker-dealer who offers the shares of the fund. The current prospectus and statement of additional information, dated January 25, 2010 as amended September 24, 2010, are incorporated by reference into this summary prospectus.

Investment Objective/Goals

Seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 or more. More information about these and other discounts is available from your financial professional and in “Classes of Shares, Sales Charge and Distribution Arrangements” on page 72 of the Fund’s prospectus, and in “Sales Charge Reductions” on page 63 of the Fund’s statement of additional information. Because Class A and Class C have not commenced operations as of the date of this prospectus, the expenses shown under “Total Annual Fund Operating Expenses” are based on amounts incurred by Class S shares during the Fund’s most recent fiscal year. Actual expenses for Class A and Class C shares will be different from Class S shares.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase cost)	1.00%	1.00%	None
Redemption Fee ($15 fee for wire redemptions only)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.42%	0.42%	0.42%
Acquired Fund Fees and Expenses	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses[1]	1.70%	2.45%	1.45%

[1]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the Operating Expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class A	$738	$1,080	$1,445	$2,468
Class C	$348	$763	$1,305	$2,786
Class S	$148	$459	$792	$1,735

You would pay the following expenses if you did not redeem your Class C shares:

	1 Year	3 Years	5 Years	10 Years

Class C	$248	$763	$1,305	$2,786

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 194.00% of the average value of its whole portfolio.

1	Summary Prospectus ICON Financial Fund

Principal Investment Strategies

The Fund uses a quantitative methodology to identify securities ICON believes are underpriced relative to value. It normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies in the Financial sector (as determined by the Global Industry Classification Standard) including, but not limited to: Asset Management & Custody Banks, Consumer Finance, Diversified Banks, Diversified Capital Markets, Insurance Brokers, Investment Banking & Brokers, Life & Health Insurance, Multi-line Insurance, Multi-sector Holdings, Other Diversified Financial Services, Property & Casualty Insurance, Real Estate Investment Trusts, Real Estate Management & Development, Regional Banks, Reinsurance, Specialized Finance, and Thrifts & Mortgage Finance. This strategy may not be changed unless the Fund shareholders are given at least 60 days’ prior notice. Equity securities in which the Fund may invest include common stocks and preferred stocks of companies of any market capitalization.

Principal Investment Risks

Like all investments in securities, you risk losing money by investing in the Fund. The main risks of investing in this Fund are:

Industry and Concentration Risk. Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund overweights industries within the Financial sector, which causes the Fund’s performance to be susceptible to the economic, business or other developments that affect those industries. For example, interest rate fluctuations, general economic conditions, the availability and cost of capital, natural disasters and changes in government regulation and legislation may impact the performance of the Fund.

Non-Diversified Portfolio Risk. The Fund is “non-diversified” which means that it may own larger positions in a smaller number of securities than portfolios that are “diversified”. The Fund may invest up to 25% of its total assets in the securities of one issuer. This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value (“NAV”) and total return than a diversified portfolio. The Fund’s share prices may also be more volatile than those of a diversified fund.

Small and Mid-Size Company Risk. The Fund may invest in small or mid-size companies which in turn may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers may be less liquid and more volatile than securities of larger companies.

Stock Market Risk. The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. The market also may fail to recognize the intrinsic worth of an investment or ICON may misgauge that worth.

Performance History

The following information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare to those of unmanaged securities indexes. The performance information shown in the bar chart and table is for the Fund’s Class S shares. The performance of Class A, Class C and Class S shares will vary to the extent that the classes do not have the same fees and expenses. The Fund’s past performance, both before and after taxes, is no guarantee of future results. Updated performance information is available through our website www.iconfunds.com or by calling 1-800-764-0442.

Year-by-Year Total Return
as of 12/31 — Class S Shares

Best Quarter: Q3 2009 30.35%	Worst Quarter: Q4 2008 -32.93%

Average Annual Total Returns
for the Periods ended 12/31/09

	Inception
	Date	1 Year	5 Years	10 Years
ICON Financial Fund Class S	7/1/1997

Return Before Taxes		5.24%	-10.80%	1.72%

Return After Taxes on Distributions		4.78%	-11.69%	0.02%

Return After Taxes on Distributions and Sale of Fund Shares		3.69%	-8.44%	1.18%

ICON Financial Fund Class A*	9/30/2010	-1.00%	-12.13%	0.84%

ICON Financial Fund Class C*	9/30/2010	3.18%	-12.23%	0.49%

S&P 1500 Financials Index (reflects no deduction for fees, expenses, or taxes)		15.49%	-10.64%	-1.71%

S&P Composite 1500 Index (reflects no deduction for fees, expenses, or taxes)		27.23%	0.69%	-0.19%

*	As of the date of this Prospectus, Class A and C shares have not commenced operations. Performance for Classes A and C shares is that of Class S shares, adjusted for fees and expenses of Classes A and C shares, respectively. Actual expenses for Class A and Class C shares will be different from Class S shares.

2	Summary Prospectus ICON Financial Fund

After-tax performance is shown only for the Fund’s Class S shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: ICON Advisers, Inc.

Portfolio Manager: Mr. Derek Rollingson is Senior Vice President of Investments, Director of Research, and the Portfolio Manager. He has managed the Fund since January 2003.

Purchase and Sale of Fund Shares: The minimum initial investment is $1,000 (no minimum if you begin an Automatic Investment Plan). The minimum additional investment is $100 ($100 for Automatic Investment Plan).

You may purchase or redeem shares of the Fund on any business day by telephone at 1-800-764-0442, or by mail (ICON Funds, P.O. Box 55452, Boston, MA 02205-8165).

Tax Information: The Fund intends to distribute net investment income and net capital gains, if any, generally on an annual basis. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

To learn more and sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements, visit ICON’s website at www.iconfunds.com.

3	Summary Prospectus ICON Financial Fund